Exhibit 99.2

BlueLinx Quarterly Review 3rd Quarter 2008

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2007, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of October 30, 2008. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to October 30, 2008. Use of Non-GAAP and Pro Forma Financial Information - To supplement GAAP financial statements, the Company may use non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

3rd Quarter Highlights 3rd Quarter Highlights Housing Starts Declined 33% from the same period last year Declined 33% from the same period last year Prices Prices of key grades of wood-based structural products declined 2% from the end of 2Q '08 to the end of 3Q '08 Prices of key grades of wood-based structural products declined 2% from the end of 2Q '08 to the end of 3Q '08 Revenue Down 28.5% to $727 million Specialty down 19%, 51% of Total Revenue, 60% of GM Structural down 36% Down 28.5% to $727 million Specialty down 19%, 51% of Total Revenue, 60% of GM Structural down 36% Unit Volume Total down 32.6% from same period last year Specialty down 23.1%; Structural down 40.3% Total down 32.6% from same period last year Specialty down 23.1%; Structural down 40.3% Gross Margin Total 11.5% vs. 10.1% in 3Q '07 Specialty 14.3% Structural 9.9% Total 11.5% vs. 10.1% in 3Q '07 Specialty 14.3% Structural 9.9% Net (Loss)/Income EPS ($2.6) million vs. $0.9 million ($0.08) per diluted share vs. $0.03 per diluted share ($2.6) million vs. $0.9 million ($0.08) per diluted share vs. $0.03 per diluted share Cash Flow Generated $69 million of operating cash flow vs. $45 million for the year ago quarter Generated $69 million of operating cash flow vs. $45 million for the year ago quarter Inventory Down $164 million to $261 million from year ago quarter Down $164 million to $261 million from year ago quarter Excess Availability $227 million excess availability on revolving credit facility $227 million excess availability on revolving credit facility Quarterly Highlights

Howard Cohen Chairman of the Board & George Judd Chief Executive Officer Introduction

3rd Quarter Focus Key focus on cash Tight management of costs and working capital Strengthen customer and supplier relationships Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural while reducing exposure to volatility Profitably outgrow the market over the long term Introduction

Doug Goforth Chief Financial Officer and Treasurer Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 Specialty Unit Volume (23.1%) YOY $289.1 or 28.5% Structural Unit Volume (40.3%) Price/Other ($289.1) 3Q '08 Specialty 375.9 Structural 365.8 3Q '07 3Q '08 3Q '07 Specialty 464.7 Structural 569.8 Vs. Year Ago Revenue down 28.5% Specialty sales down 18.8%, unit volume down 23.1% Structural sales down 36.0%, unit volume down 40.3% Specialty product sales = 51% of total sales % by Product

YTD 2008 Results revenue YTD '07 3055 YTD '08 2278.2 YOY $776.8 or 25.4% YTD '07 YTD '08 GM % 0.107 0.118 YOY 110 bp Operating Expense YTD '07 282.5 YTD '08 250.7 YTD '07 YTD '08 Net Income 6.1 -6.6 EPS 0.2 -0.21 YOY $31.8 or 11.3%

Cash Flows Three Months Ended September 27, 2008 (in millions) BXC generated $69 million in operating cash flow for the quarter $41.3

Debt Revolver ($800 million facility) Matures May 7, 2011 $227 million excess borrowing availability as of September 27th No financial performance covenants provided excess borrowing availability is greater than $40 million Dividend restrictions apply if excess availability is less than $70 million Capital Spending restrictions apply if excess availability is less than $40 million LIBOR plus 2% as of September 27th; LIBOR interest rate swap on $150 million Mortgage (10 Year Term) Interest-only through July 2011; Matures July 2016 Real estate appraised at $372 million at June 2006 If Lease Coverage Ratio, calculated on a TTM basis, is less than 2.5x operating EBITDAR for two consecutive quarters, the excess of monthly operating company rent to parent less interest and other escrow payments is held in a lender controlled interest bearing account. Currently $900 thousand per month of the operating company's monthly rent to parent is held in an interest bearing escrow account. Cash in this escrow account is recorded on our balance sheet as "other non-current assets" and totaled $5.5 million as of the end of the third quarter.

Inventory Analysis BXC managed inventory to the demand environment and to support strategic initiatives 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 Inventory 501.2 532.2 471.2 410.7 465.6 470.2 424.5 335.9 351.2 315.4 261 YOY $163.5 or 38.5%

Cash Cycle TTM Cash Cycle days at 52 consistent with sequential and year ago same quarters 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 Inv 45.8 44.7 46.3 46.3 45.3 A/R 34.7 32.9 34.5 35.3 34.7 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 MSGraph.Chart.8 MSGraph.Chart.8 Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

Summary 3rd Quarter Focused on cash management Aggressively managing receivables and inventory Tight controls on operating expenses Remain focused on gross margin Ended the quarter with $71 million in cash and cash equivalents Flexible debt facility allows continued execution of business plan in extended downturn Excess availability of $227 million at September 27, 2008 Revolving credit agreement secured by inventory and receivables through May 7, 2011 Fixed rate mortgage of $295 million secured by company owned real estate

George Judd Chief Executive Officer Summary

Summary Remarks Primary focus is on managing cash flow Successfully underscoring our value proposition to our customers and getting paid for the value we bring to them

Appendix TOPIC PAGE Revenues by Quarter 17 Unit Volume by Quarter 18 Gross Margin by Quarter 19 Profit and Loss Statement by Quarter 20 Gross Margin % Analysis 21 Channel Mix Analysis 22 Structural Product Price Trends 23

Revenues by Quarter Revenues by Quarter

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of October 24, 2008 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend